Exhibit 10.2

                                December 18, 2003

United Natural Foods, Inc.
260 Lake Road
Dayville, CT 06241

Stow Mills, Inc.
70 Stow Drive
Chesterfield, NH  03443

United Natural Foods Pennsylvania, Inc.
70 Stow Drive
Chesterfield, NH  03443

Albert's Organics, Inc.
3268 East Vernon Avenue
Vernon, CA  90058

Attention: Rick Puckett, Chief Financial Officer

      RE: Second Amendment to Term Loan Agreement

Dear Rick:

      Reference is made to that certain Term Loan Agreement dated as of April 28, 2003 as amended by the Amendment to Term Loan Agreement dated August 26, 2003 (the "Loan Agreement") among United Natural Foods, Inc. ("UNFI"), Stow Mills, Inc. ("SMI"), United Natural Foods Pennsylvania, Inc. ("UNFPA") and Albert's Organics, Inc. ("Albert's" and together with UNFI, SMI and UNFPA, the "Borrowers") and Fleet Capital Corporation (the "Lender"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement. This Second Amendment to Term Loan Agreement shall be referred to as the "Second Amendment".

      The Borrowers have requested that the Lender agree to increase the principal amount of the Term Loan made pursuant to the Loan Agreement to $38,833,331.33 and the Lender has agreed to such increase, subject to the terms and conditions of this Second Amendment to Term Loan Agreement ("Second Amendment").

      1. Amendments to the Loan Agreement. Subject to the terms and conditions of this Second Amendment, Borrowers and Lender agree that the Loan Agreement shall be amended as follows:

            a. The First Recital of the Loan Agreement is deleted and replaced with the following:


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            "WHEREAS, the Borrowers have requested that the Lender extend credit to the Borrowers in the principal amount of THIRTY-EIGHT MILLION EIGHT HUNDRED THIRTY THREE THOUSAND THREE HUNDRED THIRTY-ONE DOLLARS AND THIRTY THREE CENTS ($38,833,331.33); and"

            b. Section 1.1.1 of the Loan Agreement is hereby deleted and replaced with the following:

            "1.1.1 Term Loan. The Lender agrees to make a Term Loan to Borrowers on the Second Amendment Closing Date in the principal amount of $38,833,331.33, which shall be repayable in accordance with the term of the Term Note and shall be secured by all the Collateral."

            c. Appendix A to the Loan Agreement is amended to add the following defined terms following the definition of "Restricted Investment":

            "Second Amendment - the Second Amendment to Term Loan Agreement dated as of December 12, 2003."

            "Second Amendment Closing Date - the date on which all the conditions precedent in Section 4 of the First Amendment are satisfied and the Term Loan made under the Agreement."

            d. Appendix A to the Loan Agreement is amended to delete the defined term "Term Note" and the definition thereof and to substitute the following in place thereof:

            "Term Note - the Amended and Restated Term Promissory Note executed by Borrower on the Second Amendment Closing Date in favor of Lender to evidence the Term Loan, which shall be in the form of Exhibit A to the Second Amendment."

            e. Appendix A to the Loan Agreement is amended to delete the defined term "Total Credit Facility" and the definition thereof and to substitute the following in place thereof:

            "Total Credit Facility - $38,833,331.33"

      2. Amendment Commitment Fee. The Borrowers agree to pay to Lender an amendment commitment fee of $50,000, which fee shall be nonrefundable and due and payable on the Second Amendment Closing Date.

      3. Representations and Warranties. The Borrowers hereby represent and warrant as follows:

            a. Power, Authority, Etc. The Borrowers have the power and authority for the making and performing of this Second Amendment to Loan Agreement. This Second Amendment to Loan Agreement has been duly executed and delivered by or on behalf of the Borrowers pursuant to authority legally adequate therefor, and this Second Amendment to Loan Agreement is in full force and effect and is a legal, valid and binding obligation of the Borrowers


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enforceable in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws and equitable principles affecting the enforcement of creditors' rights generally.

            b. Incorporation of Representations and Warranties. The representations and warranties of the Borrowers contained in the Loan Agreement, except for any changes resulting only from the passage of time and which do not otherwise constitute a Default or Event of Default hereunder, are true and correct on and as of the date hereof as though made on and as of the date hereof and such representations and warranties are hereto incorporated in this Second Amendment to Loan Agreement as though fully set forth herein.

      4. Conditions Precedent. Notwithstanding any of the provisions of the Loan Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under any other sections of the Loan Agreement or this Second Amendment, Lender shall not be required to make the Term Loan under this Second Amendment unless and until each of the following conditions has been and continues to be satisfied (the date when such conditions are satisfied shall be the "Second Amendment Closing Date").

            a. Documentation. Lender shall have received, in form and substance satisfactory to Lender, a duly executed copy of this Second Amendment, the Amended and Restated Term Promissory Note in substantially the form of Exhibit A hereto, the amendments to Mortgages, the amendments of collateral assignments and such additional documents, instructions and certificates as Lender shall require in connection therewith, all in form and substance satisfactory to Lender and its counsel.

            b. No Default. No Default or Event of Default shall exist.

            c. Corporate Documents. All requisite corporate action and proceedings of the Borrowers in connection with this Second Amendment and all documentation and certificates required by Lender and/or its counsel in connection therewith shall be satisfactory in form and substance to Lender and its counsel;

            d. Opinions of Counsel. The receipt by Lender of an opinion, dated the Second Amendment Closing Date, of (i) Cameron & Mittleman LLP, counsel to Borrowers and Guarantors covering such matters as the Lender may reasonably request, and (ii) local counsel of Borrowers in the jurisdictions where the Real Property is located, covering such matters as the Lender may reasonably request;

            e. Payment of Fees. The payment by Borrowers of such fees as Borrowers have agreed to pay or deliver to Lender including, without limitation the amendment commitment fee, the reasonable fees and expenses of Brown Rudnick Berlack Israels LLP and of other counsel to Lender and all fees and expenses of title insurance companies;

            f. Title Insurance. Borrowers shall have obtained and delivered to Lender endorsements to the title insurance policies previously delivered to Lender, insuring the Mortgages as increased by the Term Loan provided for herein and as may be requested by Lender for any changes or modifications in the Real Property, all in form and substance satisfactory to Lender;


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

            g. Participant Consent. Lender shall have received the written consent of its participant in the increase to the Term Loan pursuant to this Second Amendment and to the participant's participation therein in form and substance satisfactory to Lender;

            h. Eighth Amendment. The Required Lenders (as defined in the Working Capital Facility) shall have consented to the increase in the Term Loan to $38,833,331.33; and

            i. Other Documents. Such other agreements, instruments, and documents as Lender may reasonably require in connection with this Second Amendment.

      5. Miscellaneous.

            a. Counterparts. This Second Amendment to Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Second Amendment to Loan Agreement by signing any such counterpart.

            b. Force and Effect. The Loan Agreement and each other Loan Document, as amended by this Second Amendment, are hereby ratified, confirmed and approved, and shall continue in full force or effect.

            c. Loan Document. This Second Amendment to Loan Agreement and all other documents executed in connection herewith are "Loan Documents" as such term is defined in the Loan Agreement. This Second Amendment shall be governed by the laws of the State of Connecticut. This Second Amendment to Loan Agreement and the other documents executed and delivered in connection herewith set forth the entire agreement of the parties with respect to the subject matter thereof and supersede any prior agreement and contemporaneous oral agreements of the parties concerning their subject matter.

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                            Signature Page to Second Amendment to Loan Agreement

      IN WITNESS WHEREOF, the parties have executed this Second Amendment to Loan Agreement as of the date first above written.

BORROWERS:                             UNITED NATURAL FOODS, INC.

                                       By: /s/ Rick D. Puckett
                                           -------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President and Treasurer

                                       STOW MILLS, INC.

                                       By: /s/ Rick D. Puckett
                                           -------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President and Treasurer

                                       UNITED NATURAL FOODS
                                       PENNSYLVANIA, INC.

                                       By: /s/ Rick D. Puckett
                                           -------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President and Treasurer

                                       ALBERT'S ORGANICS, INC.

                                       By: /s/ Rick D. Puckett
                                           -------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President and Treasurer

LENDER:                                FLEET CAPITAL CORPORATION


                                       By: /s/ Kim B. Bushey
                                           -----------------------
                                           Name:  Kim B. Bushey
                                           Title: Senior Vice President


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                       RATIFICATION OF GUARANTY AGREEMENT

      The undersigned Guarantors acknowledge receipt of the foregoing Second Amendment to Term Loan Agreement ("Second Amendment") and hereby (a) accept and agree to the terms and provisions of the Second Amendment including, without limitation, to the increase in the Term Loan to $38,833,331.33 and (b) ratify, confirm, and approve all of the terms and conditions of each of the Guaranty Agreements.

      IN WITNESS WHEREOF, the parties have executed the Ratification of Guaranty Agreement on this 18th day of December, 2003.

                                       NATURAL RETAIL GROUP, INC.

                                       By: /s/ Rick D. Puckett
                                           -------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President and Treasurer

                                       UNITED NATURAL TRADING CO.

                                       By: /s/ Rick D. Puckett
                                           -------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President and Treasurer

                                       MOUNTAIN PEOPLE'S WAREHOUSE
                                       INCORPORATED

                                       By: /s/ Rick D. Puckett
                                           -------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President and Treasurer

                                       NUTRASOURCE, INC.

                                       By: /s/ Rick D. Puckett
                                           -------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President and Treasurer

                                       RAINBOW NATURAL FOODS, INC.

                                       By: /s/ Rick D. Puckett
                                           -------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President and Treasurer

                                       UNITED NORTHEAST, LLC

                                       By: /s/ Rick D. Puckett
                                           -------------------------
                                           Name:  Rick D. Puckett
                                           Title: Vice President and Treasurer


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